Inventory Purchase Commitments	12 Months Ended
Dec. 31, 2015
Inventory Purchase Commitments Disclosure [Abstract]
Inventory Purchase Commitments [Text Block]
(18)	Inventory Purchase Commitments

Until the third quarter of 2008, an industry-wide shortage of high purity polysilicon coupled with growing demand for PV modules caused the increases of polysilicon prices. In order to ensure the adequate supply of polysilicon, the Company entered into several long-term fixed price supply contracts from 2006 to 2011 under which the polysilicon would be delivered from 2009 to 2020. However, from the second quarter of 2011, the polysilicon price has decreased significantly as the result of increased polysilicon manufacturing capacity and the pressure from the decreasing average selling price of PV modules. As a result, the Company recognized a provision of RMB 851,694 on its firm purchase commitments under the long-term fixed price polysilicon contracts as of December 31, 2011. The provision was determined by applying a methodology similar to that used in the lower of cost or market evaluation with respect to inventory. During the years ended December 31, 2011 and 2012, notwithstanding that the firm purchase commitments under the long-term fixed price contracts continued to be in effect, through negotiations with the vendors the Company was able to obtain various pricing concessions from the vendors which resulted in the actual purchase price paid by the Company to be less than the stated contract price. The Company has therefore reclassified the accrual for potential losses on inventory firm purchase commitments of RMB 851,694 as of December 31, 2012 to an accrual for loss contingency related to the inventory purchase commitments.

During the year ended December 31, 2013, the Company continued to negotiate and execute amendments for current purchases on a monthly or quarterly basis with Supplier B and Supplier C(refer to note (2)(c)) and obtained price concessions that allowed the Company to purchase polysilicon at renegotiated prices that were in line with the market price and significantly lower than the stated contract prices under the long-term fixed price supply contracts with these vendors. In addition, the Company continued to negotiate with these Supplier B and Supplier C for an overall amendment to each long-term fixed price supply contract with such vendors to eliminate fixed price arrangements. In October 2013, the Company entered into agreements with Supplier B to amend the contract and include a price adjustment mechanism that allows the Company and the vendor to renegotiate purchase price on a quarterly basis within a specified price range set forth in the amendments based on market price. The Company has not reached similar agreement with Supplier C, but continued to renegotiate prices on a quarterly or monthly basis to purchase at close to market prices. The Company failed however, to purchase from Supplier C the stated quantities for a total of six months in 2012 and 2013 under the long-term fixed price supply contracts as the Company’s management determined after taking into consideration all relevant factors that it would be in the Company’s best interest not to accept those deliveries when they were due. As a result, because the contract has been substantially executed, Supplier C claimed that the Company had forfeited certain advance payments made by the Company (see below for discussion of provision recorded in 2013 against these advances). Notwithstanding the Company’s failure to accept deliveries for six months and Supplier C’s claim as described above, the Company and Supplier C continued their monthly or quarterly negotiations and the Company has accepted deliveries from Supplier C after its failure to accept deliveries in those six months.

In connection with the preparation of the Company’s consolidated financial statements for the year ended December 31, 2013, management reassessed the loss contingency under the long-term fixed price polysilicon contracts taking into account the developments described above as well as considerations related to the more recent long-term fixed price polysilicon contracts with another supplier, Supplier A, the Company recognized an additional provision of RMB 393,048 on the firm purchase commitments under the long-term fixed price polysilicon contracts as of December 31, 2013. The provision was determined by applying a methodology similar to that used in the lower of cost or market evaluation with respect to inventory, using management’s best estimates of future purchase prices over the remaining terms of the contracts and applying such estimated purchase prices in the lower of cost or market evaluation. In estimating the renegotiated purchase prices, the Company considered the pertinent terms of each of the long-term supply contracts, the history and progress of renegotiation with the relevant vendors and the actual price concessions granted, the polysilicon market development based on available industry research data and the likelihood of achieving different levels of renegotiated prices for future periods. In addition to the estimated renegotiated purchase price, certain other key assumptions were used in measuring the loss accrual, which included but were not limited to (i) the estimated net realizable value of the PV modules manufactured from the polysilicon expected to be purchased under the long-term supply contracts; and (ii) the normal profit margin of the PV modules for purposes of estimating the replacement cost or market price under the lower of cost or market evaluation. The Company also considered the quantities that were required to be purchased and amounts due on take or pay arrangements, as well as the history and progress of renegotiation with the relevant vendors and the actual concessions granted in developing the amount of the estimated loss contingencies.

As of December 31, 2013 and December 31, 2014, the total accrual for loss on inventory purchase commitments remained RMB 1,331,877, respectively, of which RMB 87,134 has been recorded as a reduction of “Prepayment to suppliers” in relation to the failure to purchase the stated quantities for a total of six months in 2012 and 2013 under the long-term fixed price supply contracts with Supplier C as described above (see (b) below for discussion of Supplier C prepayments in 2014 and 2015). Based on the stated delivery schedules through the end of 2014, RMB 13,042(US$2,102) has been recorded in other current liabilities and accrued expenses, and the remaining balance of RMB1,231,701(US$198,514) has been recorded in “Reserve for inventory purchase commitments” as of December 31, 2014, respectively.

(a)	Development on the inventory firm purchase commitment with Supplier A for the years ended December 31, 2014 and 2015

As of December 31, 2013, the total liability recognised for loss on inventory purchase commitments of RMB1,244,743, after excluding the portion of RMB87,134 recorded as a reduction of “Prepayment to suppliers” related to Supplier C, was all related to the long-term fixed price polysilicon contracts with Supplier A(refer to note (2)(c)), based on the management’s assessment by applying a methodology similar to that used in the lower of cost or market evaluation with respect to inventory.

In 2015, after management’s assessment by using same methodology mentioned above, no additional contingency losses for inventory firm purchase commitment with Supplier A was determined to be required in 2015. However, due to significant fluctuation in the foreign exchange rates between the RMB and US$ and given that the inventory purchase commitment to Supplier A is dominated in US dollar, which is different from the related entities’ functional currency, a foreign exchange re-measurement loss of RMB 77,705 (US$ 11,996) was recorded as additional provision and was recorded in “Provision for reserve for inventory purchase commitments”. No such provision was needed in 2014 since the foreign exchange rate was stable and the provision caused by the foreign exchange rate fluctuation was immaterial.

As of December 31, 2014 and December 2015, the total reserve for inventory purchase commitment of Supplier A was RMB 1,244,743 and RMB 1,322,448 (US$ 204,151), respectively. Based on the stated delivery schedules through the end of 2014 and 2015, RMB 13,042 and nil were in “Other current liabilities and accrued expenses”, respectively, and the remaining balance of RMB 1,231,701 and RMB 1,322,448 (US$ 204,151) were recorded in “Reserve for inventory purchase commitments” as of December 31, 2014 and 2015, respectively. The following table presents the movement of the liability for inventory purchase commitment:

	Year ended December 31,
	2013	2014	2015
	RMB	RMB	RMB	US$

Beginning balance	(851,694)	(1,244,743)	(1,244,743)	(192,155)
Additions	(393,048)	-	(77,705)	(11,996)
Ending balance	(1,244,743)	(1,244,743)	(1,322,448)	(204,151)

In entering into its inventory purchase contracts with Supplier A, the Company made prepayments as described in note 2(c). As of December 31, 2014 and 2015, total balance of prepayments made to Supplier A was RMB 224,029 (US$34,584  ). In 2014 and 2015, due to the anti-dumping duty and anti-subsidy investigation against Solar-Grade Polysilicon launched by the Ministry of Commerce of the People’s Republic of China, the Company did not make any purchases from the Supplier A under the above-mentioned long-term fixed price supply contract, which was entered into in 2011 and was effective from 2013 to 2020. The Company received invoices from Supplier A under its take-or-pay obligation for failing to take the shipments from 2013 to 2015 and is currently in discussion with the Supplier A to seek an acceptable solution to both parties in accordance with the long-term supply contract. According to the long-term supply contracts entered into between the Company and Supplier A, the minimum purchase amount approximates US$1.6 billion in total. The Company believes that, it is probable the Company will execute the agreements due to the “take or pay” obligation, which requires the Company to pay full amount to Supplier A according to the purchase and payment schedule listed in the agreements with Supplier A, regardless of whether the Company actually purchases raw materials from Supplier A. In addition, the Company also believes that based upon the status of the negotiations with Supplier A, as of December 31, 2014 and 2015, it is reasonably assured that i) these prepayments are not legally forfeited; ii) these prepayments could be utilized for deliveries once the Company starts purchasing from Supplier A. As a result, the Company believes that the total these prepayments could be utilized for deliveries once the Company starts purchasing from Supplier A, therefore there was no need to make a reserve against the prepayments to Supplier A in either 2014 or 2015.

(b)	Development on the inventory firm purchase commitment with Supplier C for the years ended December 31, 2014 and 2015

As described in note 2(c), the Company also has prepayments with respect to another supplier, Supplier C, for the purchase of polysilicon. In 2015, the Company failed to purchase from Supplier C the stated quantities under the long-term fixed price supply contracts as the Company’s management determined after taking into consideration all relevant factors that it would be in the Company’s best interest not to accept those deliveries when they were due (In 2014, the Company purchased the required amounts of polysilicon from Supplier C and utilized the portion of prepayments related to 2014). As a result, because the contract has been substantially executed, the vendor claimed that certain advance payments had been forfeited. Unlike the take or pay obligation for Supplier A described in Note 18(a), if the Company fails to take the full amount of the agreed annual quantity in any calendar year, the Company does not have to pay for the remaining annual commitment, but rather only forfeits the unutilized portion of the prepayment related to that year. Further, the Company does not have the right to utilize this prepayment for deliveries in the following years. For years ended December 31, 2013, 2014 and 2015, impairment provided against the forfeited advance payments was RMB 87,134, nil and RMB 71,266 (US$ 11,002), respectively.

For year ended December 31, 2015, the Company made an assessment and estimated that for the Company’s best interest, the Company would continue not to purchase from Supplier C the stated quantities in the remaining execution period of these long-term fixed price supply contracts. As a result, an additional impairment of RMB 450,784 (US$69,589) was provided based on the estimated shortage between the contractual procurement volume and the estimated procurement volume in the remaining execution period.

The following table presents the movement of the reserve against inventory purchase prepayments for Supplier C:

	Year ended December 31,
	2013	2014	2015
	RMB	RMB	RMB	US$

Beginning balance	-	(87,134)	(87,134)	(13,451)
Additions	(87,134)	-	(522,050)	(80,591)
Ending balance	(87,134)	(87,134)	(609,184)	(94,042)

As of December 31, 2014 and 2015, total impairment provided against prepayments to Supplier C in relation to inventory purchase commitments was RMB 87,134 (US$ 13,451) and RMB 609,184 (US$ 94,042), respectively. As of December 31, 2015, total remaining unreserved prepayments to Supplier C was RMB277,392, which represents the management’s best estimation on the recoverability of the prepayments.